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                                                                   EXHIBIT 10.18

                         CITY OF RIO RANCHO, NEW MEXICO

                          PROPERTY BOND PURCHASER, INC.

                                       and

                SUNWEST BANK OF ALBUQUERQUE, N.A., as Depositary


                                ----------------
                                    INDENTURE
                                ----------------



                          Dated as of December 1, 1995



                                    Securing


                                   $3,950,000
                         City of Rio Rancho, New Mexico
                   Taxable Industrial Development Revenue Bond
                       (Fulcrum Properties, L.P. Project)
                                   Series 1995

This instrument constitutes a security agreement with respect to certain personal property, under the laws of the State of New Mexico.
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                                Table of Contents

ARTICLE I - RECITALS...........................................................1
         Section 101.      The Act.............................................1
         Section 102.      Government Proceedings..............................1
         Section 103.      The Agreement.......................................1
         Section 104.      The Indenture: Collateral Pledge....................1
         Section 105.      Conditions Precedent Performed......................1

ARTICLE II - DEFINITIONS AND RULES OF CONSTRUCTION.............................2
         Section 201.      Meanings of Words and Terms.........................2
         Section 202.      Rules of Construction...............................3
         Section 203.      Bond Not General Obligation of Issuer...............3

ARTICLE III - GRANT............................................................4
         Section 301.      Pledge..............................................4
         Section 302.      Release.............................................4
         Section 303.      Survival of Certain Provisions......................4

ARTICLE IV - AUTHORIZATION, FORM, EXECUTION AND DELIVERY OF BOND...............4
         Section 401.      Authorization; Authorized Amount of Bond. ..........4
         Section 402.      Form of Bond........................................5
         Section 403.      Execution and Delivery..............................5
         Section 404.      Advances............................................5
         Section 405.      Application of Payments.............................5
         Section 406.      Bond Registration...................................5

ARTICLE V - REDEMPTION.........................................................6
         Section 501.      Redemption..........................................6

ARTICLE VI - THE ACQUISITION ACCOUNT...........................................6
         Section 602.      Disbursements.......................................6
         Section 603.      Depositary May Rely on Requisitions.................7
         Section 604.      Status Reports......................................7
         Section 605.      Completion Date.....................................7
         Section 606..     Payment on Acceleration.............................7
         Section 607.      Investments.........................................7

ARTICLE VII - PARTICULAR COVENANTS AND PROVISIONS..............................8
         Section 701..     Payment of Bond; Bond a Limited Obligation..........8
         Section 702.      Obligations Under the Agreement.....................8

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ARTICLE VIII - DEFAULT AND REMEDIES............................................8
         Section 801.      Defaults............................................8
         Section 802.      Acceleration........................................8
         Section 803.      Issuer and Depositary Not Responsible...............9
         Section 804.      Certification of No Default.........................9

ARTICLE IX - THE DEPOSITARY....................................................9
         Section 901.      Acceptance of Duties................................9
         Section 902.      Compensation.......................................10
         Section 903.      Qualification......................................10
         Section 904.      Resignation and Removal............................10
         Section 905..     Successor Depositary...............................10

ARTICLE X - SUPPLEMENTS AND AMENDMENTS TO INDENTURE...........................11

ARTICLE XI - MISCELLANEOUS PROVISIONS.........................................11
         Section 1101.     Notices............................................11
         Section 1102.     Remedies...........................................12
         Section 1103.     Beneficiaries......................................12
         Section 1104.     Severability.......................................12
         Section 1105.     Obligations of Issuer Not Obligations of
                           Officials Individually.............................13
         Section 1106.     Payments Due on Days That Are Not Business Days....13
         Section 1107.     Execution in Counterparts..........................13
         Section 1108.     Applicable Law.....................................13
         Section 1109.     Survival...........................................13

Exhibit A - Form of Bond
Exhibit B - Form of Requisition and Certificate
Exhibit C - Form of Completion Certificate

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     CITY OF RIO RANCHO, NEW MEXICO, a municipal corporation existing under the laws of the State of New Mexico (together with its successors and assigns, the "Issuer"), PROPERTY BOND PURCHASER, INC., a New Mexico corporation (together with its successors and assigns, and transferees of the Bond (defined below), the "Purchaser"), and SUNWEST BANK OF ALBUQUERQUE, N.A., a national banking association (together with its successors and assigns, the "Depositary"), agree:

                              ARTICLE I - RECITALS

     Section 101. The Act. Pursuant to Sections 3-32-1 through 3-32-16, New Mexico Statutes Annotated, 1978 Compilation, as amended (the "Act"), the Issuer is authorized to acquire, construct and equip certain industrial or commercial projects and to issue its industrial revenue bonds to finance such projects and certain related costs. Such bonds are payable solely out of revenue of the leasing of such projects. Such bonds may be further secured by an assignment of the Issuer's interest in the lease agreements respecting the project to be acquired, constructed and equipped. Under the Act, a project may include land, buildings, machinery, equipment and other property deemed necessary in connection with such project.

     Section 102. Government Proceedings. Fulcrum Properties, L.P., a Delaware limited partnership (together with its successors and assigns, the "Company"), presented to the Issuer a proposal relating to the issuance of industrial revenue bonds and the development of an administrative office and warehouse facility. The Issuer, by City Council ("Council") Ordinance adopted on November 8, 1995 (the "Ordinance"), authorized, among other matters, (i) the issuance of its City of Rio Rancho, New Mexico Taxable Industrial Development Revenue Bond (Fulcrum Properties, L.P. Project) Series 1995 (the "Bond") in the principal amount not to exceed $3,950,000, and (ii) the execution and delivery of this Indenture.

     Section 103. The Agreement. The Issuer has entered into a Lease and Purchase Agreement dated as of the date of this Indenture (together with any and all amendments and supplements, the "Agreement") with the Company, under which the Issuer has leased the Project Property (as defined in the Agreement) to the Company and the Company has agreed to make rental payments in amounts sufficient to pay the principal of, interest on and redemption price of the Bond when due. For the purpose of providing security for the payment of the principal of, interest on and redemption price of the Bond, the Issuer wishes to assign to the Purchaser certain of its interests in the Agreement.

     Section 104. The Indenture: Collateral Pledge. The Bond is to be issued under this Indenture which constitutes a collateral pledge of the Agreement to the Purchaser.

     Section 105. Conditions Precedent Performed. All acts, conditions and things required on the part of the Issuer by the Constitution and laws of the State of New Mexico to happen, exist and be performed precedent to and in the execution and delivery of this Indenture and the Agreement and the issuance of the Bond have happened, exist and have been performed as so required in order to make this Indenture, the Agreement and the Bond valid and binding

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agreements of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

               ARTICLE II - DEFINITIONS AND RULES OF CONSTRUCTION

     Section 201. Meanings of Words and Terms. All words and terms defined in the Agreement have the same meanings when used in this Indenture. In addition:

     "Acquisition Account" has the meaning assigned in Section 601.

     "Act" has the meaning assigned in Section 101.

     "Agreement" has the meaning assigned in Section 103.

     "Authorized Company Representative" means any one of the persons at the time designated to act on behalf of the Company in a certificate furnished to the Issuer and the Depositary containing the specimen signatures of such persons and signed on behalf of the Company by an officer of the Company.

     "Bond" has the meaning assigned in Section 102.

     "Bond Documents" means this Indenture, the Agreement and the Bond Purchase Agreement.

     "Bond Purchase Agreement" means the Bond Purchase Agreement dated the date of the execution and delivery of this Indenture among the Purchaser, the Issuer and the Company.

     "Business Day" means any day that is not a Saturday or Sunday or a day on which banking institutions in the State or in the city of payment are authorized or required to close.

     "Company" has the meaning assigned in Section 102.

     "Default" has the meaning assigned in Section 801.

     "Depositary" has the meaning assigned in the first paragraph of this Indenture.

     "Indenture" means this Indenture, together with any amendments and supplements.

     "Interest Payment Date" means each June 1 and December 1, beginning June 1, 1996.


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     "Issuer" has the meaning assigned in the first paragraph of this Indenture.

     "Ordinance" has the meaning assigned in Section 102.

     "Parties" means the Issuer, the Company, the Purchaser and the Depositary.

     "Party" means any one of the Parties.

     "Payment of the Bond" means payment in full of the principal of and interest on the Bond in accordance with its terms and the provisions of this Indenture and payment of all fees and expenses of the Issuer and the Depositary payable by the Company under this Indenture, the Agreement or the Bond Purchase Agreement.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision.

     "State" means the State of New Mexico.

     "Related Costs" means expenditures incurred or to be incurred with respect to the Project, including, without limitation, the acquisition of the Project Site and the Project Property and the payment of principal of and interest on any loan the proceeds of which are used to acquire the Project Site and/or the Project Property.

     "Revenues" means all payments to be made by the Company pursuant to the Agreement and all other amounts to be received by the Issuer or the Depositary in respect of the administrative office and warehouse facility project, including all amounts and investments in the funds and accounts created hereunder and all income and profits thereon.

     Section 202. Rules of Construction.

     (a) The captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

     (b) All references in this Indenture to particular articles, sections or exhibits are references to articles or sections of or exhibits to this Indenture unless some other reference is established.

     (c) Any inconsistency between the provisions of the Agreement and the provisions of this Indenture will be resolved in favor of the provisions of this Indenture.

Section 203. Bond Not General Obligation of Issuer. Neither the faith and credit nor the taxing power of the State or of any of its political subdivisions, including the Issuer, is pledged to the


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payment of the principal of, interest on or redemption price of the Bond. The
Bond will be payable solely out of the Revenues, proceeds and receipts and other security pledged hereby. The principal of, interest on and redemption price of the Bond will never constitute a debt or indebtedness or general obligation of the Issuer within the meaning of any State constitutional provision or statutory limitation. The Bond will never constitute or give rise to a pecuniary liability of the Issuer or be a charge against its general credit or a charge against the general credit or the taxing powers of the State or any political subdivision thereof.

                               ARTICLE III - GRANT

     Section 301. Pledge. In consideration of the purchase of the Bond by the Purchaser, and in order to secure the payment of the principal of, interest on and redemption price of the Bond, and in order to secure the performance by the Issuer of its obligations under this Indenture and the Bond, the Issuer pledges and assigns to the Purchaser and grants a security interest to the Purchaser in
(i) all the Issuer's right, title and interest in and to the Agreement, including its rights to the Revenues, but reserving its rights under Sections 4.6, 4.14, 4.15, 5.7, 5.8, 5.9 and 5.11 of the Agreement including but not limited to the right to reimbursement for certain costs and expenses, to receive or designate the recipient of any payment in lieu of taxes pursuant to Section
5.11 of the Agreement, to receive notices, to give consents and to be indemnified; and (ii) the moneys and investments in the Acquisition Account.

     Section 302. Release. If the principal of and interest on the Bond is paid in full to the Purchaser, all obligations of the Issuer under this Indenture will terminate, and the Purchaser will discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as may be required to evidence such discharge. The Clerk of the Issuer is authorized to accept the certificate of the Purchaser that all principal and interest due on the Bond has been paid as evidence of the satisfaction of this Indenture.

     Section 303. Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of this Indenture and any related legislation which relate to the maturity of the Bond, interest payments and dates thereof, exchange, transfer and registration of the Bond, replacement of the mutilated, destroyed, lost or stolen Bond, nonpresentment of the Bond, the holding of moneys in trust, and repayments to the Company from the various funds established pursuant to this Indenture and the duties of the Depositary in connection with all of the foregoing, will remain in effect and be binding upon the Depositary and the Purchaser notwithstanding the release and discharge of this Indenture. The provisions of this Section will survive the release, discharge and subordination of this Indenture.

        ARTICLE IV - AUTHORIZATION, FORM, EXECUTION AND DELIVERY OF BOND

     Section 401. Authorization; Authorized Amount of Bond. The Bond is hereby authorized to be issued under this Indenture and secured by this Indenture. The Bond will be issued as a single fully registered bond without coupons, in the denomination of $3,950,000. The Bond will be numbered R-1. No bonds may be issued under this Indenture except in accordance


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with this Article. The total principal amount of the Bond that may be issued under this Indenture is expressly limited to $3,950,000. No additional bonds may be issued. The Bond may be transferred in accordance with its terms.

     Section 402. Form of Bond. The Bond will be in substantially the form of Exhibit A. The Bond will be dated the date of the execution and delivery of this Indenture and will bear interest on advances made pursuant to Section 404 from the respective dates of such advances at 8% per annum on the aggregate unpaid principal amount of such advances. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Accrued interest will be paid on each Interest Payment Date. The Bond will mature on December 1, 2020.

     Section 403. Execution and Delivery. The Bond will be signed by the Mayor, City Administrator or City Treasurer/ Director of Finance of the Issuer and delivered to the Purchaser on the date of the execution and delivery of this Indenture.

     Section 404. Advances. Subject to the terms and conditions of the Bond Purchase Agreement, the Purchaser will purchase the Bond upon the execution and delivery of the Indenture and will pay the purchase price of the Bond as set forth in Section 2 of the Bond Purchase Agreement through the advances described in this Section 404. The Company will request advances by notice to the Purchaser and the Depositary. Promptly upon receipt of notice from the Company requesting an advance, the Purchaser will, so long as no Default has occurred and is continuing, pay the amount of the advance requested in such notice to the Depositary for deposit in the Acquisition Account; provided that the aggregate amount of such advances will not exceed $3,950,000. The records of the Depositary will be conclusive as to the aggregate amount of advances requested and made, absent manifest error. The Purchaser is authorized to endorse on the schedule attached to the Bond the date and amount of each such advance and each principal payment on and redemption in part of the Bond and the resulting principal amount. Failure to make any such endorsement or any error in such endorsement will not affect the rights or obligations of any of the Parties on or with respect to the Bond.

     Section 405. Application of Payments. Payments received by the Purchaser with respect to the redemption of all or any portion of the Bond will be applied first to the principal amount to be redeemed and then to accrued interest on such principal amount. All other payments received by the Purchaser with respect to the Bond will be applied first to accrued interest on and then to the unpaid principal of the Bond. If such payments exceed accrued interest on and the unpaid principal of the Bond, the Purchaser will pay such excess to the Company.

     Section 406. Bond Registration. The Company will maintain a registration book showing the name and address of the holder of the Bond. Upon the Company's receipt of notice of the transfer of the Bond in accordance with its terms, the Company will cause the registration book to reflect the name and address of the transferee, unless a trustee for bondholders is appointed as provided in this Indenture, in which event such trustee shall maintain such registration book.


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                             ARTICLE V - REDEMPTION

     Section 501. Redemption. If the Company gives notice to the Issuer, the Depositary and the Purchaser pursuant to Article VIII of the Agreement that the Company has elected to cause redemption of the Bond in full or in part, all or such portion of the Bond will be deemed redeemed by the Issuer on the date indicated in such notice at a redemption price equal to the principal amount to be redeemed plus accrued interest on such principal amount to the redemption date.

                      ARTICLE VI - THE ACQUISITION ACCOUNT

     Section 601. Creation; Deposits. A special account is hereby created with the Depositary and designated "Fulcrum Properties, L.P. Project Acquisition Account" (the "Acquisition Account"). Any moneys received by the Issuer or the Depositary on account of any advances under Section 404 will be deposited in the Acquisition Account. The moneys in the Acquisition Account will be held by the Depositary and will, subject to the provisions of Sections 605 and 606, be applied to the payment of Related Costs and, pending such application, will be subject to a lien in favor of the Purchaser.

     Section 602. Disbursements. The Depositary will make payments of Related Costs from the Acquisition Account, but only upon receipt of a requisition and certificate in the form of Exhibit B, signed by an Authorized Company Representative, stating to whom the payment is to be made, the general purpose for which the obligation to be paid was incurred, and that:

          (1) obligations in the stated amounts were incurred for Related Costs and are due and payable (or, if the Company is indicated as the payee, were duly paid by the Company) and that each item is a proper charge against the Acquisition Account and has not been the subject of a previous withdrawal from the Acquisition Account;

          (2) to the best knowledge of such Authorized Company Representative there has not been filed with or served upon the Issuer or the Company notice of any lien, right or attachment upon, or claim affecting the right of any such Persons to receive payment of, the respective amounts stated in such requisition which has not been released or will not be released simultaneously with the payment of such obligation; and

          (3) with respect to any item for payment for labor or to contractors, builders or materialmen, (i) the obligations stated have been properly incurred,
(ii) to the best knowledge of such Authorized Company Representative, such work was actually performed or such materials or supplies were actually furnished or installed in or about the Project, and (iii) to the best knowledge of such Authorized Company Representative, either such materials or supplies are not subject to any lien or security interest or any such lien or security interest will be released or discharged upon payment of the requisition.


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     Section 603. Depositary May Rely on Requisitions. All requisitions and certificates received by the Depositary as conditions of payment from the Acquisition Account may be conclusively relied upon by the Depositary and will be retained by the Depositary, subject at all reasonable times to examination by the Issuer and other Parties and their respective agents and representatives.

     Section 604. Status Reports. On a quarterly basis, the Depositary will make a written report covering all receipts and moneys then on deposit in the Acquisition Account, any investments of such moneys and all transfers and disbursements of such moneys as at and for the quarterly periods ending March 31, June 30, September 30 and December 31 of each year. The Depositary will make such reports monthly, at no additional cost, if the Company requests. The Depository will provide copies of such quarterly and/or monthly reports to the Issuer upon the Issuer's written request.

     Section 605. Completion Date. Upon receipt of a certificate from the Company, in the form of Exhibit C signed by an Authorized Company Representative, establishing the Completion Date, the Depositary will, to the extent moneys are available therefor, set aside the moneys necessary for the payment of the Related Costs incurred by the Company but not then due or payable as set forth in such certificate and then will transfer any moneys remaining in the Acquisition Account to the Company for use in connection with the Project or for payment of debt service on the Bond (but the Depositary and the Issuer shall have no duty to inquire into or otherwise monitor the Company's use of such moneys).

     Section 606. Payment on Acceleration. If the Purchaser declares the unpaid principal of and accrued interest on the Bond to be immediately due and payable pursuant to Section 802, the Depositary will promptly pay all moneys then held for the credit of the Acquisition Account to the Purchaser for application to the unpaid principal of and accrued interest on the Bond.

     Section 607. Investments. Moneys on deposit in the Acquisition Account will, at the written direction of an Authorized Company Representative, be invested and reinvested by the Depositary in short-term interest-bearing securities or funds. Such investments will be deemed at all times to be a part of the Acquisition Account. Any interest accruing on any such investment and any profit realized from such investment will be credited to the Acquisition Account. Any loss resulting from any such investment will be charged to the Acquisition Account. The Depositary will sell at the best price obtainable or present for redemption any such investment when necessary in order to provide cash to meet any payment or transfer from the Acquisition Account. Neither the Depositary nor the Issuer will be liable or responsible for any loss resulting from any such investment. The Depositary may make any such investment through its own or its affiliated bond or investment department, unless otherwise directed in writing by an Authorized Company Representative.


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                ARTICLE VII - PARTICULAR COVENANTS AND PROVISIONS

     Section 701. Payment of Bond; Bond a Limited Obligation. Pursuant to the Agreement, the Issuer has caused the Company to pay the principal of, interest on and redemption price of the Bond in the manner provided in this Indenture and in the Bond. Except as otherwise provided in this Indenture, such principal, interest and redemption price are payable solely from the Basic Rent, which the Company will pay as provided in the Lease. NEITHER THE FAITH AND CREDIT -NOR-THE TAXING POWER OF THE STATE OR OF ANY OF ITS-POLITICAL SUBDIVISIONS, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, INTEREST ON OR REDEMPTION PRICE OF THE BOND. THE PRINCIPAL OF, INTEREST ON AND REDEMPTION PRICE OF THE BOND WILL NEVER CONSTITUTE A DEBT OR INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY PROVISION OR LIMITATION OF THE CONSTITUTION OR LAWS OF THE STATE OR THE HOME RULE CHARTER OF THE ISSUER. THE BOND WILL NEVER CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OF THE STATE, ANY OF ITS POLITICAL SUBDIVISIONS OR OF THE ISSUER OR A CHARGE AGAINST THEIR GENERAL CREDIT OR TAXING POWERS.

     Section 702. Obligations Under the Agreement. The Issuer: (i) will perform all of its obligations under the Agreement; (ii) will not execute or agree to any change, amendment or modification of or supplement to the Agreement except by a supplement or an amendment duly executed by the Issuer and the Company with the approval of the Purchaser; and (iii) will not agree to any abatement, reduction or diminution of the Basic Rent without the approval of the Purchaser.

                       ARTICLE VIII - DEFAULT AND REMEDIES

     Section 801. Defaults. Each of the following events is a "Default":

          (a) Payment of any installment of principal of, interest on or redemption price of the Bond is not made within five days of the date when due.

          (b) An Event of Default occurs and is continuing.

          (c) The Issuer fails to perform any other of its obligations under the Bond or this Indenture for a period of 30 days after receipt of notice of such failure from any of the Parties.

     Section 802. Acceleration. If a Default has occurred and is continuing, the Purchaser may by notice to the other Parties declare the then unpaid principal of and all accrued interest on the Bond to be immediately due and payable. Upon such declaration the same will be immediately due and payable by the Company; provided, however, that the Purchaser, by written notice to the other parties, may annul such declaration and destroy its effects and waive any such


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default if all reasonable charges and expenses of the Issuer and the Depositary and their agents and counsel shall have been paid or provided for.

     Section 803. Issuer and Depositary Not Responsible. Neither the Issuer nor the Depositary has any responsibility to act on behalf of the Purchaser with respect to any Default. All rights and remedies arising from or related to any Default are the rights and remedies of the Purchaser, provided that, upon request of the Purchaser, the Issuer, if legally required, will cooperate with the Purchaser in the lawful enforcement of such rights and remedies upon receipt of indemnity satisfactory to the Issuer in the Issuer's sole discretion against any out-of-pocket cost, expense (including any reasonable counsel fees and expenses) or liability the Issuer may incur or suffer as a result of or in connection with such cooperation, subject to the provisions concerning the appointment of a trustee set forth in Article X.

     Section 804. Certification of No Default. On or before December 1 of each year in which the Bond is outstanding, beginning December 1, 1996, the Company and the Purchaser will deliver a certificate to the Issuer stating that they are aware of no Default or Event of Default or, if they are so aware, describing the circumstances of such Default or Event of Default.

                           ARTICLE IX - THE DEPOSITARY

     Section 901. Acceptance of Duties. The Depositary accepts the duties imposed on it by this Indenture, but only on the following express terms and conditions:

          (a) The Depositary undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations will be read into this Indenture against the Depositary.

          (b) In the absence of negligence or willful misconduct on its part, the Depositary may conclusively rely on certificates or notices furnished to the Depositary and conforming on their faces to the requirements of this Indenture or the Agreement, as the case may be; but if any such certificates or notices are specifically required to be furnished to the Depositary under this Indenture or the Agreement, the Depositary will examine the same to determine whether they conform on their faces to the requirements of this Indenture or the Agreement, as the case may be.

          (c) No provision of this Indenture will be construed to relieve the Depositary from liability for its own negligence or willful misconduct.

          (d) The Depositary may consult with counsel and other professionals and the advice of such counsel and other professionals shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Depositary hereunder in good faith and in reliance thereon.


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
          (e) The Depositary shall be under no obligation to take any action or exercise any right or power under this Indenture unless the Purchaser shall first have provided to the Depositary, its directors, officers, agents and employees, security or indemnity satisfactory to the Depositary against the costs (including without limitation reasonable fees of attorneys), expenses and liabilities that might be incurred by the Depositary in connection therewith.

     Section 902. Compensation. The Company will pay to the Depositary its reasonable fees and charges and all of its reasonable expenses (including reasonable counsel fees and expenses) as Additional Payments in accordance with the Agreement.

     Section 903. Qualification. The Depositary must be an association or a corporation organized and doing business under the laws of the United States of America or of any state, be granted trust powers under such laws and be subject to supervision or examination by federal or state banking authorities. If at any time the Depositary ceases to be eligible in accordance with the provisions of this Section 903, it will resign immediately in the manner and with the effect specified in Section 904.

     Section 904. Resignation and Removal.

          (a) No resignation or removal of the Depositary and no appointment of a successor Depositary will become effective until the acceptance of appointment by the successor Depositary under Section 905.

          (b) The Depositary may resign at any time by notice to the other Parties. If an instrument of acceptance by a successor Depositary has not been delivered to the retiring Depositary within 30 days after the giving of such notice of resignation, the retiring Depositary may petition any court of competent jurisdiction for the appointment of a successor Depositary.

          (c) The Depositary may be removed at any time by the Company by notice to the other Parties.

          (d) The Depositary will be automatically removed on the occurrence of the Completion Date and the application of all moneys on deposit in the Acquisition Account as provided in Section 605. No successor Depositary will thereafter be appointed and each reference to the Depositary in this Indenture and the Agreement will thereafter be ineffective.

          (e) If the Depositary resigns or is removed (except as provided in subsection (d) of this Section 904), the Company will promptly appoint a successor Depositary and give written notice of such appointment to the Issuer, the Purchaser and the retiring or removed Depositary.

     Section 905. Successor Depositary.


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          (a) Every successor Depositary appointed under this Indenture will execute, acknowledge and deliver to its predecessor, and the other Parties an instrument accepting such appointment, and thereupon such successor Depositary, without any further act, will become fully vested with all the rights, and subject to all the obligations, of its predecessor; but such predecessor will, nevertheless, on the request of its successor, the Issuer, the Company or the Purchaser execute and deliver an instrument transferring to such successor Depositary all the rights of such predecessor under this Indenture. Every predecessor will deliver all property and moneys held by it under this Indenture to its successor. The Issuer and the Purchaser will execute, acknowledge and deliver any instrument reasonably required by any successor Depositary to more fully and certainly vest in such Depositary the rights vested in the predecessor Depositary by this Indenture.

          (b) Notwithstanding any of the foregoing provisions of this Article, any Person qualified to act as Depositary under this Indenture with or into which the Person acting as Depositary may be merged or consolidated, or to which the assets and business of such Person may be sold, will automatically become the successor Depositary.

               ARTICLE X - SUPPLEMENTS AND AMENDMENTS TO INDENTURE

     This Indenture may be supplemented or amended only by one or more instruments executed by the Issuer, the Purchaser and the Depositary and consented to by the Company. The Depositary will execute any such proposed supplement or amendment on the request of the Purchaser unless the Depositary determines in good faith that its rights or obligations under this Indenture would be materially and adversely affected by such supplement or amendment. If the rights or obligations of the Depositary would be materially and adversely affected by such supplement or amendment, as determined in good faith by the Depositary, the Depositary will have no liability for its refusal to enter into such supplement or amendment. Notwithstanding the generality of the foregoing, if the Purchaser gives notice to the Issuer, the Depositary and the Company of the Purchaser's desire to have a trustee appointed for the benefit of the Purchaser, the Parties will cooperate in amending this Indenture to facilitate such appointment. Nothing herein is intended to require the Issuer to act in a fiduciary capacity and if the original Purchaser transfers the Bond and if circumstances arise which would so require, the Issuer has the right to request that a trustee be appointed by and at the expense of the Company and the Parties n amending this Indenture to facilitate the making of such appointment.

                      ARTICLE XI - MISCELLANEOUS PROVISIONS

     Section 1101. Notices. Any notice, demand, direction, request, consent, report or other instrument authorized or required by any of the Bond Documents to be executed, given or filed will be in writing and will be deemed to have been sufficiently given or filed for all purposes of the Bond Documents when delivered by hand delivery or on the third Business Day following the day on which the same has been mailed -by registered or certified mail, postage prepaid, addressed as follows:

     If to the Issuer:        City of Rio Rancho
                              3900 Southern Boulevard
                              Rio Rancho, New Mexico 87124
                              Attention: City Administrator

     If to the Purchaser:     Property Bond Purchaser, Inc.
                              4321 Fulcrum Way, N.E.
                              Rio Rancho, New Mexico 87124
                              Attention: Scott A. Budoff

     If to the Company:       Fulcrum Properties, L.P.
                              4321 Fulcrum Way, N.E.
                              Rio Rancho, New Mexico 87124
                              Attention: Scott A. Budoff

     If to the Depositary:    Sunwest Bank of Albuquerque, N.A.
                              Corporate Trust Department
                              500 4th Street, N.W., 3rd Floor
                              Albuquerque, New Mexico 87102
                              Attention: Elizabeth Dean, Vice President -
                              Trust Officer

Any Party may, by notice to each of the other Parties, designate any further or different addresses to which subsequent notices, certificates or other communications are to be sent.

     Section 1102. Remedies. No right or remedy conferred on any Party in any of the Bond Documents is intended to be exclusive of any other right or remedy. Each such right or remedy is in addition to every other right or remedy provided in any of the Bond Documents or by law. No delay or omission of any Party to exercise any such right or remedy will impair any such right or remedy or be construed to be a waiver. Every such right or remedy may be exercised from time to time and as often as the relevant Party may deem expedient. No waiver by any Party of any right or remedy with respect to any Default or Event of Default will extend to or affect any other existing or subsequent Default or Event of Default.

     Section 1103. Beneficiaries. Nothing in any of the Bond Documents expressed or implied is intended or is to be construed to confer upon any Person other than the Parties (and, in the case of Section 5.8 of the Agreement only, the Indemnities) any right, remedy or claim, legal or equitable.

     Section 1104. Severability. In case any one or more of the provisions of any of the Bond Documents or of the Bond is for any reason held to be illegal or invalid, such illegality or invalidity will not affect any other provision of any of the Bond Documents or of the Bond, but the Bond Documents and the Bond will be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Issuer contained in any of the Bond Documents or the Bond is for any reason held to be in violation of law, then such covenant, stipulation, obligation or agreement will be deemed to be the covenant, stipulation, obligation or agreement of the Issuer to the full extent permitted by law.

     Section 1105. Obligations of Issuer Not Obligations of Officials Individually. All obligations of the Issuer under the Bond Documents and the Bond will be deemed to be obligations of the Issuer to the full extent permitted by the Constitution and laws of the State. No obligation under any of the Bond Documents or the Bond will be deemed to be an obligation of any present or future officer (including, without limitation, City Councilors) or employee of the Issuer in his or her individual capacity, and no officer of the Issuer who executes the Bond will be personally liable on the Bond or be subject to any personal liability or accountability by reason of the issuance of the Bond.

     Section 1106. Payments Due on Days That Are Not Business Days. If the date for any payment called for under any of the Bond Documents or the Bond is not a Business Day, then such payment will be made on the next Business Day and no interest on such payment will accrue for the period after such date.

     Section 1107. Execution in Counterparts. Each of the Bond Documents may be executed in multiple counterparts, all of which taken together will constitute one instrument. Any Party may execute any of the Bond Documents by executing any such counterpart of such Bond Document.

     Section 1108. Applicable Law. The validity, construction and effect of each of the Bond Documents will be governed by the law of the State applicable to agreements made and to be performed in the State.

     Section 1109. Survival. The provisions of Sections 901 and 902 of this Indenture shall survive payment of the Bond and expiration or earlier termination of this Indenture.

     Section 1110. No Violation of Public Policies Regarding Indemnity. If a court of competent jurisdiction determines that the provisions of Section 56-7-1 NMSA 1978, as amended, are applicable to this Agreement or any claim arising under this Agreement, then any agreement to indemnify in connection with this Agreement will not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of:

          (a) The preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the indemnitee, or the agents or employees of the indemnitee; or

          (b) The giving of or the failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

     Section 1111. Non-Merger. The provisions of this Indenture shall survive the conveyance of the Project to the Issuer, the reconveyance of the Project to the Company, and all other performances hereunder, and shall not be deemed merged in any deed or other instrument or document delivered hereunder.

     Section 1112. Limitation of Liability of Officials of Issuer. No covenant, agreement or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future official, officer, employee, agent or member of the Council of the Issuer in his individual capacity, and neither the officials of the Issuer nor any officer thereof executing the Bond shall be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issuance thereof. No official, officer, employee, agent or member of the Council of the Issuer shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act.

   DATED AS OF December 1, 1995.

                                        CITY OF RIO RANCHO, NEW MEXICO


                                        By: __________________________________
                                                Thomas E. Swisstack, Mayor


                                        PROPERTY BOND PURCHASER, INC.



                                        By: __________________________________
                                                Scott A. Budoff, President


                                        SUNWEST BANK OF ALBUQUERQUE, N.A.



                                        By: __________________________________
                                             Its _____________________________

STATE OF NEW MEXICO

COUNTY OF SANDOVAL

          This instrument was acknowledged before me on December 27, 1995 by Thomas E. Swisstack as Mayor of the City of Rio Rancho, New Mexico, a New Mexico municipal corporation.


                                        -----------------------------------
                                                   Notary Public


My commission expires:


--------------------------



STATE OF NEW MEXICO

COUNTY OF BERNALILLO

          This instrument was acknowledged before me on December 27, 1995 by Scott A. Budoff as President of Property Bond Purchaser, Inc., a New Mexico corporation.


                                        -----------------------------------
                                                   Notary Public


My commission expires:


--------------------------

STATE OF NEW MEXICO

COUNTY OF BERNALILLO

          This instrument was acknowledged before me on December 28, 1995 by Elizabeth Dean as Vice President & Trust Officer of Sunwest Bank of Albuquerque, N.A., a national banking association.


                                        -----------------------------------
                                                    Notary Public


My commission expires:


--------------------------

                                                                       EXHIBIT A

           THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
             OF 1933, AS AMENDED, OR BY ANY STATE SECURITIES LAW AND
         IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE RESTRICTIVE TERMS
             PROVIDED BELOW AND IN THE INDENTURE REFERRED TO BELOW.

No. R-1                                                         Up to $3,950,000

                            United States of America
                               State of New Mexico

                         City of Rio Rancho, New Mexico
                   Taxable Industrial Development Revenue Bond
                       (Fulcrum Properties, L.P. Project)
                                   Series 1995

MATURITY DATE                INTEREST RATE                   ISSUE DATE
December 1, 2020              8% per annum                   December _, 1995

     CITY OF RIO RANCHO, NEW MEXICO, a municipal corporation existing under the Constitution and laws of the State of New Mexico (the "Issuer"), for value received, promises to pay, solely from the source described below, to Property Bond Purchaser, Inc. (together with its successors and assigns, and transferees as permitted below, the "Purchaser"), on the Maturity Date, Three Million Nine Hundred Fifty Thousand Dollars (subject to prior optional or mandatory redemption as described below) or so much of such amount as has been advanced by the Purchaser and is outstanding and to pay, solely from such source, to the Purchaser under the Indenture at the close of business on the day 15 days before the relevant payment date, interest on principal amounts advanced with respect to this Bond from the dates of such advances at the Interest Rate specified above (computed on the basis of a 360-day year consisting of twelve 30- day months) until payment of such principal amount. Such interest is payable semiannually on June 1 and December 1 in each year, beginning June 1, 1996.

         This Bond is issued under and pursuant to the Constitution and laws of the State of New Mexico, particularly Sections 3-32-1 to 3-32-16 NMSA 1978, as amended, and under the home rule powers of the Issuer and pursuant to an ordinance duly adopted by the Issuer.

         The principal of, interest on and redemption price of this Bond are payable solely from revenues derived by the Issuer from the Lease and Purchase Agreement dated as of December 1, 1995 (the "Agreement") between the Issuer and Fulcrum Properties, L.P. (the "Company"), which Agreement relates to an administrative office and warehouse facility in Rio Rancho, New Mexico and which revenues have been pledged and assigned by the Issuer to the Purchaser under the Indenture dated as of December 1, 1995 (together with any amendments and supplements, the "Indenture 't) among the Issuer, the Purchaser and Sunwest Bank of Albuquerque, N.A., as Depositary (the "Depositary").

         Reference is made to the Indenture, the Agreement, and the Bond Purchase Agreement (as defined in the Indenture) for the provisions, among others, with respect to the custody and application of the proceeds of the sale of this Bond, the collection and disposition of income and other revenues, restrictions on transfer of this Bond, a description of the account charged with and pledged to the payment of the principal of, interest on and redemption price of this Bond, the nature and extent of the security, the terms and conditions under which this Bond is issued and amounts are to be advanced with respect to this Bond by the Purchaser, and the rights, duties and obligations of the Issuer, the Company, the Purchaser and the Depositary. By accepting this Bond, the holder accepts and undertakes to perform all of the obligations of the Purchaser.

     NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NEW MEXICO OR OF ANY OF ITS POLITICAL SUBDIVISIONS, INCLUDING THE ISSUER, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, INTEREST ON OR REDEMPTION PRICE OF THIS BOND. THE PRINCIPAL OF, INTEREST ON AND REDEMPTION PRICE OF THIS BOND WILL NEVER CONSTITUTE A DEBT OR INDEBTEDNESS OF THE ISSUER WITHIN THE MEANING OF ANY PROVISION OR LIMITATION OF THE CONSTITUTION OR LAWS OF THE STATE OF NEW MEXICO OR THE HOME RULE CHARTER OF THE ISSUER. THIS BOND WILL NEVER CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OF THE STATE OF NEW MEXICO, ANY OF ITS POLITICAL SUBDIVISIONS OR OF THE ISSUER OR A CHARGE AGAINST THEIR GENERAL CREDIT OR TAXING POWERS.

         This Bond may be called for redemption, as provided in the Indenture, at the option of the Company as a whole or in part on any date selected by the Company, at a redemption price equal to the principal amount to be redeemed plus interest accrued on such principal amount to the redemption date.

         If a Default (as defined in the Indenture) occurs, the Purchaser may cause the then unpaid principal amount of this Bond and all accrued interest to be immediately due and payable as provided in the Indenture. Neither the Issuer nor the Depositary has any responsibility to act on behalf of the Purchaser with respect to any Default.

         The Purchaser is authorized to endorse on the schedule attached to this Bond the date and amount of each advance by the Purchaser pursuant to Section 404 of the Indenture and each principal payment on and redemption in part of this Bond and the resulting principal amount. Failure-to make any such endorsement or any error in such endorsement will not affect the rights or obligations of the Issuer or the Purchaser.

         This Bond may be transferred in whole but not in part. Upon any such transfer, the transferee will give notice of the transfer and of the transferee's address for notices and for payment of principal of and interest on this Bond to the Issuer, the Company and the Depositary in the manner provided in the Indenture.

         All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

         The validity, construction and performance of this Bond are governed by the law of New Mexico applicable to agreements made and to be performed in New Mexico.

                                  CITY OF RIO RANCHO, NEW MEXICO

                                  By __________________________________
                                                 Its Mayor

                                Amount of
                                Principal          Resulting
               Amount of       Payment or          Principal       Notation
    Date        Advance        Redemption            Amount         Made By
    ----        -------        ----------            ------         -------

                                                                       EXHIBIT B

                           REQUISITION AND CERTIFICATE

To: Sunwest Bank of Albuquerque, N.A., as Depositary

         The undersigned, pursuant to the Indenture dated as of December 1, 1995 (the "Indenture"), among the City of Rio Rancho, New Mexico (the "Issuer"), Property Bond Purchaser, Inc., and Sunwest Bank of Albuquerque, N.A., as Depositary, requests on behalf of Fulcrum Properties, L.P. (the "Company") the disbursement of $______ from the Acquisition Account (as defined by reference in the Indenture) to pay the following costs and expenses related to the Project (as defined in the Indenture) or to the issuance of the Bond (as defined in the Indenture):

                                General
                             Classification
             Amount          of Expenditure            Payee
             ------          --------------            -----
         $



Total:   $

         The undersigned certifies that:

              (1) obligations in the stated amounts were incurred for Related Costs (as defined in the Indenture) and are due and payable (or, if the Company is indicated as the payee, were duly paid by the Company) and that each item is a proper charge against the Acquisition Account and has not been the subject of a previous withdrawal from the Acquisition Account;

              (2) to the best knowledge of the undersigned there has not been filed with or served upon the Issuer or the Company notice of any lien, right or attachment upon, or claim affecting the right of any such payee to receive payment of, the respective amounts stated in such requisition which has not been released or will not be released simultaneously with the payment of such obligation; and

              (3) with respect to any item for payment for labor or to contractors, builders or materialmen, (i) the obligations stated have been properly incurred, (ii) to the best knowledge of the undersigned, such work was actually performed or such materials or supplies were actually furnished or installed in or about the Project, and (iii) to the best knowledge of the undersigned, either such materials or supplies are not subject to any lien or security interest or any-such lien or security - interest will be released or discharged upon payment of this requisition.

              DATED: ____________________________________

                                            __________________________________
                                                     Authorized Company
                                                       Representative

                                                                       EXHIBIT C

                             COMPLETION CERTIFICATE

              The undersigned Authorized Company Representative, pursuant to
Section 605 of the Indenture dated as of December l, 1995 (the "Indenture"), among the City of Rio Rancho, New Mexico (the "Issuer"), Property Bond Purchaser, Inc. and Sunwest Bank of Albuquerque, N.A., as Depositary, states that, except for specified amounts remaining in the Acquisition Account for any Related Costs shown below incurred by the Company but not now due and payable, the Project is complete and all costs of labor, services materials and supplies in connection with the Project have been paid for or provisions have been made for their payment. After the transfer of remaining moneys in the Acquisition Account to the Company pursuant to Section 605 of the Indenture, the Company will have sole responsibility for the payment of any Related Cost in excess of the amount specified to be retained in the Acquisition Account.

              Related Costs Not Yet due and Payable

              Amount                For

              $__________           ____________________________________
                                    ____________________________________

              $__________           ____________________________________
                                    ____________________________________

              $__________           ____________________________________
                                    ____________________________________


              DATED: __________________________________


                                    ____________________________________
                                    Authorized Company Representative




                                        3